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                  JPMORGAN CHASE BANK GLOBAL CUSTODY AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

         THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the
Global Custody Agreement, dated May 1, 1996 as amended on July 1, 2001
("Agreement"), between those registered investment companies to the Agreement
(each a "Customer"), having a place of business at 2005 Market Street,
Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.
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
Delaware Group Adviser Funds                                   Delaware Group Foundation Funds
Delaware Diversified Income Fund                               Delaware Balanced Allocation Portfolio
Delaware U.S. Growth Fund                                      Delaware Growth Allocation Portfolio
                                                               Delaware Income Allocation Portfolio
Delaware Group Cash Reserve                                    Delaware S&P 500 Index Fund
Delaware Cash Reserve Fund
                                                               Delaware Group Global & International Funds
Delaware Group Equity Funds I                                  Delaware Emerging Markets Fund
Delaware Balanced Fund                                         Delaware International Small Cap Value Fund
Delaware Devon Fund                                            Delaware International Value Equity Fund

Delaware Group Equity Funds II                                 Delaware Group Government Fund
Delaware Decatur Equity Income Fund                            Delaware American Government Bond Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund                                Delaware Group Income Funds
Delaware Social Awareness Fund                                 Delaware Corporate Bond Fund
                                                               Delaware Delchester Fund
Delaware Group Equity Funds III                                Delaware Extended Duration Bond Fund
Delaware American Services Fund                                Delaware High-Yield Opportunities Fund
Delaware Focused Growth Fund                                   Delaware Strategic Income Fund
Delaware Focused Value Fund
Delaware Technology and Innovation Fund                        Delaware Group Limited-Term Government Funds
Delaware Trend Fund                                            Delaware Limited-Term Government Fund

Delaware Group Equity Funds IV                                 Delaware Group State Tax-Free Income Trust
Delaware Diversified Growth Fund                               Delaware Tax-Free Pennsylvania Fund
Delaware Growth Opportunities Fund
                                                               Delaware Group Tax-Free Fund
Delaware Group Equity Funds V                                  Delaware Tax-Free Insured Fund
Delaware Retirement Income Fund                                Delaware Tax-Free USA Fund
Delaware Small Cap Contrarian Fund                             Delaware Tax-Free USA Intermediate Fund
Delaware Small Cap Value Fund
                                                               Delaware Group Tax-Free Money Fund
                                                               Delaware Tax-Free Money Fund
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
Delaware Pooled Trust                                          Delaware VIP Trust
The All-Cap Growth Equity Portfolio                            Delaware VIP Balanced Series
The Core Fixed Income Portfolio(1)                             Delaware VIP Capital Reserves Series
The Core Plus Fixed Income Portfolio                           Delaware VIP Cash Reserve Series
The Emerging Markets Portfolio                                 Delaware VIP Emerging Markets Series
The Global Equity Portfolio                                    Delaware VIP Global Bond Series
The Global Fixed Income Portfolio                              Delaware VIP Large Cap Value Series
The High-Yield Bond Portfolio                                  Delaware VIP Growth Opportunities Series
The Intermediate Fixed Income Portfolio                        Delaware VIP High Yield Series
The International Equity Portfolio                             Delaware VIP International Value Equity Series
The International Fixed Income Portfolio                       Delaware VIP REIT Series
The International Large-Cap Equity Portfolio                   Delaware VIP Select Growth Series
The International Small-Cap Portfolio                          Delaware VIP Small Cap Value Series
The Labor Select International Equity Portfolio                Delaware VIP Social Awareness Series
The Large-Cap Growth Equity Portfolio                          Delaware VIP Trend Series
The Large-Cap Value Equity Portfolio                           Delaware VIP U.S. Growth Series
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio                     Optimum Fund Trust
The Real Estate Investment Trust Portfolio II                  Optimum Fixed Income Fund
The Small-Cap Growth Equity Portfolio                          Optimum International Fund
The Small-Cap Value Equity Portfolio                           Optimum Large Cap Growth Fund
                                                               Optimum Large Cap Value Fund
Delaware Investments Dividend and Income Fund, Inc.            Optimum Small Cap Growth Fund
                                                               Optimum Small Cap Value Fund

Delaware Investments Global Dividend and Income Fund, Inc.
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(1) The Core Fixed Income Portfolio of Delaware Pooled Trust will be liquidated on or about the end of July 2003.


AGREED AND ACCEPTED:

CUSTOMER                                        JPMORGAN CHASE BANK


By:    Michael P. Bishof                      By:   Rosemary M. Stidmon
       -------------------------------              ----------------------------
Name:  Michael P. Bishof                      Name: Rosemary M. Stidmon
Title: Senior Vice President/Treasurer              Title:   Vice President


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